UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2011

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2011, the Compensation Committee of the Board of Directors of Central Garden & Pet Company (the “Company”) approved bonus payments to each of the Company’s named executive officers in respect of fiscal 2010. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 7, 2011 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the fiscal 2010 summary compensation information for the named executive officers previously set forth in the Proxy Statement. All other amounts have not changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensa- tion	Change in Pension Value and Nonqual- ified Deferred Compensation Earnings (4)	All Other Compen sation (5)	Total
William E. Brown	2008	$409,994	$215,000	—	$207,500	—	—	$12,598	$845,092
Chairman and Chief Executive Officer(6)	2009	$640,769	$487,500	$216,000	$1,906,000	—	—	$13,584	$3,263,853
	2010	$650,000	$350,000	$449,500	$482,400	—	—	$13,381	$1,945,281

Stuart W. Booth	2008	$380,000	$133,000	—	$99,200	—	$3,034	$38,321	$653,555
Senior Vice President and Chief Financial Officer(7)(8)	2009	$380,000	$190,000	—	—	—	—	$38,037	$608,037
	2010	$416,616	$200,000	—	$228,340	—	—	$72,107	$917,063

Glen R. Fleischer	2009	$306,462	$153,231	$320,000	$381,000	—	—	$16,640	$1,177,333
President of Pet Products Division(9)	2010	$415,000	$176,375	—	$222,440	—	—	$18,989	$832,804

Michael A. Reed	2008	$410,020	$155,000	—	$148,800	—	—	$25,620	$739,440
Executive Vice President (10)	2009	$425,000	$250,000	—	$173,250	—	—	$21,848	$870,098
	2010	$425,000	$180,625	—	$241,200	—	—	$21,621	$868,446

Jeffrey A. Blade	2009	$6,154	—	$436,800	$156,500	—	—	—	$599,454
Former Senior Vice President and Chief Financial Officer(11)	2010	$184,615	—	—	—	—	—	$22,127	$206,742

(1)	Bonuses for fiscal 2008 were paid in shares of Class A Common Stock based on the $7.76 per share closing price of the Company’s Class A Common Stock on March 26, 2009.
(2)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(3)	This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 12, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on November 19, 2010 for the relevant assumptions used to determine the compensation cost of our stock and option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(4)	Amounts represent above market interest earnings on non-qualified deferred compensation.
(5)	The components of the “All Other Compensation” column for fiscal 2010 are detailed in the following table:

Description	Brown	Booth	Fleischer	Reed	Blade
Company matching contribution to 401(k) plan	$2,500	—	$2,554	$3,050	$231
Medical and life insurance premiums	$10,881	$11,157	$4,435	$7,771	$5,293
Car allowance or lease	—	$18,981	$12,000	$10,800	—
Mortgage differential	—	—	—	—	$16,603
Severance	—	$34,834	—	—	—
Tax gross-up payments	—	$7,135	—	—	—

(6)	Mr. Brown was reappointed as Chief Executive Officer effective October 22, 2007.
(7)	Includes $58,461 of accrued vacation paid in November 2009. Mr. Booth resigned as Chief Financial Officer effective September 8, 2009. He was re-appointed Chief Financial Officer effective January 14, 2010 and served in that capacity until December 1, 2010.
(8)	The bonus amount for 2010 includes a transition bonus of $133,333 payable to Mr. Booth pursuant to an amended separation agreement between the Company and Mr. Booth.
(9)	Mr. Fleischer was appointed President of Pet Products Division effective January 14, 2009.
(10)	Mr. Reed was appointed Executive Vice President effective October 30, 2007.
(11)	Mr. Blade was appointed as Chief Financial Officer effective September 8, 2009 and resigned effective January 14, 2010. His restricted stock and option awards were unvested and terminated upon his resignation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 14, 2011, at the 2011 Annual Meeting of Stockholders of the Company, the following proposals were submitted to the stockholders:

1.	The election of six directors to serve until the 2012 Annual Meeting and until their successors are duly elected and qualified.

2.	The approval of the advisory (non-binding) resolution relating to executive compensation.

3.	The frequency at which the Company should conduct an advisory (non-binding) vote on executive compensation.

4.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2011.

For more information about the foregoing proposals, see the Company’s proxy statement dated January 7, 2011, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total number of votes of Common Stock and Class B Stock which are voted for a director or on a proposal. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified, by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown	14,031,133	5,211,712	1,858,667
Brooks M. Pennington III	14,047,624	5,203,302	1,858,667
John B. Balousek	15,942,322	4,237,006	1,858,667
David N. Chichester	15,965,851	4,225,006	1,858,667
Alfred A. Piergallini	15,942,322	4,237,006	1,858,667
John R. Ranelli	23,905,245	175,915	1,858,667

Proposal Two:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
20,043,324	4,145,464	31,650	1,858,325

Proposal Three:

The stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers executive every three years, by the votes set forth in the following table:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,621,715	19,858	15,544,058	27,151	1,864,434

Consistent with a majority of votes cast with respect to this matter, the Company’s Board of Directors intends to hold an advisory vote on the compensation of the Company’s named executive officers every three years.

Proposal Four:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
27,857,409	21,716	7,903	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ William E. Brown
William E. Brown
Chairman and Chief Executive Officer

Dated: February 15, 2011

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